SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 2, 1998


                         SCIENCE DYNAMICS CORPORATION
              (Exact name of registrant as specified in charter)

        Delaware                0-10690                22-2011859
      (State or other        (Commission              (IRS Employer
       jurisdiction          File Number)            Identification No.)
      of incorporation)


                           1919 Springdale Road
                      Cherry Hill, New Jersey  08003
                 (Address of principal executive offices)


Registrant's telephone number, including area code(609) 424-0068

                                FORM 8-K

ITEM 5.  OTHER EVENTS.

As of October 2, 1998, the Company's securities were subject to delisting on the NASDAQ SmallCap Market because the Company's common stock failed to maintain a closing bid price greater than or equal to $1.00, a condition of continued NASDAQ listing under Marketplace Rule 4310(c)(04).

The Company has requested a hearing which has stayed the delisting, and is currently reviewing its options to bring it into compliance with such rule.

Should the Company's common stock be delisted from the NASDAQ SmallCap Market, it would continue to be quoted on the OTC Bulletin Board.


                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCIENCE DYNAMICS CORPORATION


                                            /s/  Lyndon A. Keele
                                          -------------------------------
                                          By:  Lyndon A. Keele,
                                               Chairman of the
                                               Board of Directors
Dated:  October 8, 1998